SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       July 8, 2003


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                           06-0812960
Commission File                                                (I.R.S. Employer
Number)                                                      Identification No.)


30 Dunnigan Drive, Suffern, New York                                   10901
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code               (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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The information in this Current Report on Form 8-K is furnished pursuant to Item
5 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of The
Dress Barn Inc. under the Securities Act of 1933.




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


     On July 8, 2003, The Dress Barn, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      Exhibits

99.1     Press Release of The Dress Barn, Inc. issued July 8, 2003.



SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




THE DRESS BARN INC.
 (Registrant)


BY: /S/ ARMAND CORREIA
Armand Correia
Senior Vice President
(Principal Financial
and Accounting Officer)





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                                  EXHIBIT INDEX




Exhibit Number              Description
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99.1                  Press Release, issued July 8, 2003 of The Dress Barn, Inc.
                      "Judge Denies Punitive Damages in Dress Barn Lawsuit" (filed with this Current Report on Form 8-K)